UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  November 22, 1999


                         SPORTAN UNITED INDUSTRIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)


                 000-25513                          760333165
                 ---------                          ---------
          (Commission File Number)             (I.R.S.  Employer
                                              Identification  No.)


                 3170 Old Houston Road, Huntsville, Texas 77340
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (409) 295-2726
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

             Inapplicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

             Inapplicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

             Inapplicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
             a) The previous independent accountants for the Registrant were Mann Frankfort Stein & Lipp, P.C. ("MFSL").

             i) On November 22, 1999, Sportan United Industries, Inc., (the "Company") notified MFSL that it was replacing its independent accountants.

            ii) The reports of MFSL on the Company's financial statements for the years ending September 30, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainly, audit scope or accounting principles.

           iii) The Company's board of directors approved the Company's new independent accountants.

            iv) There have been no reportable events, as defined in Regulation S-B Item 304(a)(1)(iv).

             v) The Company has requested that MFSL furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

     b)   New  independent  accountants

             i) The Company has engaged the accounting firm of Malone & Bailey, P.C.

ITEM  5.     OTHER  EVENTS

             Inapplicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

             Inapplicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)     Financial  Statements  of  Business  Acquired.
             Inapplicable.

     (b)     Pro  Forma  Financial  Information.

             Inapplicable.

     (c)     Exhibits

             Letter from MFSL agreeing with the statements contained in the Company's Form 8-K dated November 29, 1999.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

             Inapplicable.


                                      -2-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPORTAN  UNITED  INDUSTRIES,  INC.



                                        By:    /s/  Jason  G.  Otteson
                                           ---------------------------
                                              Jason  G.  Otteson
                                              Chief  Executive  Officer



DATE:  December 13, 1999

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